UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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You invested in ARES MANAGEMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2022. Vote Virtually at the Meeting* June 9, 2022 1:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/ARES2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! ARES MANAGEMENT CORPORATION 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D81181-P66600 Get informed before you vote View the 2021 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

## ARES MANAGEMENT CORPORATION

2022 Annual Meeting
Vote by June 8, 2022
11:59 PM ET

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors | |
| **Nominees:** | |
| 1a. Michael J Arougheti | For |
| 1b. Antoinette Bush | For |
| 1c. Paul G. Joubert | For |
| 1d. R. Kipp deVeer | For |
| 1e. David B. Kaplan | For |
| 1f. Michael Lynton | For |
| 1g. Dr. Judy D. Olian | For |
| 1h. Antony P. Ressler | For |
| 1i. Bennett Rosenthal | For |
| 1j. Eileen Naughton | For |
| 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our 2022 fiscal year. | For |
| 3. Approval, on a non-binding basis, of the compensation paid to our named executive officers for our 2021 fiscal year. | For |

**NOTE:** The proxies are authorized to vote and otherwise represent the stockholder(s) on such other business as may properly come before the meeting or any adjournment thereof.

D81182-P66600